Summary Of Significant Accounting Policies	12 Months Ended
Sep. 30, 2019
Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company operates on a fiscal year ending September 30. The accompanying Consolidated Financial Statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s Consolidated Financial Statements include all of the assets, liabilities and results of operations of the Company’s subsidiaries. All inter-company balances and transactions have been eliminated in the Consolidated Financial Statements.

Revision of Previously Reported Financial Information

In connection with the preparation of the Consolidated Financial Statements for the years ended September 30, 2019, and 2018, the Company identified errors in the previously issued Consolidated Financial Statements related to the accounting for the timing of the recognition of a build-to-suit lease, builder rewards and rebate expenses.

The Company believes that the errors are not material to any prior annual or interim periods and have revised the previously issued Consolidated Financial Statements and other consolidated financial information included herein. See Note 18 in these accompanying notes for additional information.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include revenue recognition, reserves for excess inventory, inventory obsolescence, product warranties, customer rebates, equity-based compensation, litigation, income taxes, contingent consideration, goodwill and intangible asset valuation, and accounting for long-lived assets. Management’s estimates and assumptions are evaluated on an ongoing basis and are based on historical experience, current conditions and available information. It is at least reasonably possible that actual results may differ from estimated amounts. Estimates are revised as additional information becomes available.

Unit Split

On June 8, 2020, the Company effected a unit split of its outstanding unit pursuant to which the outstanding unit was split into 75,093,778 Class A units and 33,068,963 Class B units. As a result, all amounts relating to share, unit, per unit and per share amounts have been retroactively adjusted to reflect this unit split.

Pro Forma Information

The accompanying unaudited pro forma income statement reflects the exchange of Profits Interests of AOT Building Products, L.P. (the “Partnership”) for Class A units of the Company and the Corporate Conversion, which will result in all outstanding units of the Company being converted into shares of common stock.

Seasonality

Although the Company generally has demand for its products throughout the year, its sales have historically experienced some seasonality. The Company has typically experienced higher levels of sales of its residential products in the second fiscal quarter of the year as a result of its “early buy” sales, which encourages dealers to stock its residential products. The Company has generally experienced lower levels of sales of residential products in the first fiscal quarter due to adverse weather conditions in certain markets during the winter season. Although its products can be installed year-round, weather conditions can impact the timing of the sales of certain products. In addition, the Company has experienced higher levels of sales of its bathroom partition products and its locker products during the second half of its fiscal year, which includes the summer months when schools are typically closed and therefore are more likely to undergo remodel activities.

Change in Accounting Principle—Revenue Recognition

The Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606) (referred to herein as “Accounting Standards Codification (“ASC”) 606”, “ASC 606” or “Topic 606”) in May 2014. The standard includes a five-step model for contracts with customers as follows:

•	Identify the contract with a customer;

•	Identify the performance obligations in the contract;

•	Determine the transaction price, which is the total consideration provided by the customer;

•	Allocate the transaction price among the separate performance obligations within the contract; and

•	Recognize revenue when the performance obligations are satisfied.

On October 1, 2018, the Company early adopted ASC 606, using the modified retrospective method with an adjustment to the opening balance of equity of $0.2 million, due to the cumulative impact of adopting Topic 606. The adoption of ASC 606 did not have a material impact on the Consolidated Financial Statements, and the Company did not restate comparative period amounts. Therefore, the comparative information continues to be reported under ASC 605, Revenue Recognition.

The Company sells its products to residential and commercial markets. The Company’s Residential segment principally generates revenue from the manufacture and sale of its premium, low-maintenance composite decking, railing, trim, moulding, pavers products and accessories. The Company’s Commercial segment generates revenue from the sale of its partition and locker systems along with plastic sheeting and other non-fabricated products for special applications in industrial markets.

The Company recognizes revenues when control of the promised goods is transferred to the Company’s customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods, at a point in time, when shipping occurs. Each product the Company transfers to the customer is considered one performance obligation. The Company has elected to account for shipping and handling costs as activities to fulfill the promise to transfer the goods. As a result of this accounting policy election, the Company does not consider shipping and handling activities as promised services to its customers. Shipping and handling costs billed to customers are recorded in net sales. The Company includes all shipping and handling costs as “Cost of sales”.

Customer contracts are typically fixed price and short-term in nature. The transaction price is based on the product specifications and is determined at the time of order. The Company does not engage in contracts greater than one year, and therefore does not have any incremental costs capitalized as of September 30, 2019. The Company may offer various sales incentive programs throughout the year. It estimates the amount of sales incentive to allocate to each performance obligation, or product shipped, using the most-likely-amount method of estimation, based on sales to the direct customer or sell-through customer. The estimate is updated each reporting period and any changes are allocated to the performance obligations on the same basis as at inception. Changes in estimate allocated to a previously satisfied performance obligation are recognized as part of net revenue in the period in which the change occurs under the cumulative catch-up method. In addition to sales incentive programs, the Company may offer a payment discount, if payments are received within 30 days. The Company estimates the payment discount that it believes will be taken by the customer based on prior history and using the most-likely-amount method of estimation. The Company believes the most-likely-amount method best predicts the amount of consideration to which it will be entitled. The payment discounts are also reflected as part of net revenue. The total amount of incentives was $50.8 million and $42.4 million for the years ended September 30, 2019 and 2018, respectively.

The Company records deferred revenue when cash payments are received or due in advance of the Company’s performance.

Change in Accounting Principle—Measurement Date for Conducting Annual Goodwill Impairment Test

During fiscal 2019, the Company changed the annual impairment assessment date as a result of management’s improvements to the budgeting process from August 1st from September 30th. This change was determined to be immaterial to the financial statements.

Advertising Costs

Advertising costs primarily relate to trade publication advertisements, cooperative advertising, product brochures and samples. Such costs are expensed as incurred and are included in “Selling, general and administrative expenses”. Total advertising expenses were approximately $41.7 million and $31.7 million for the years ended September 30, 2019 and 2018, respectively.

Research and Development Costs

Research and development costs primarily relate to new product development, product claims support and manufacturing process improvements. Such costs are expensed as incurred and are included in “Selling, general and administrative expenses”. Total research and development expenses were approximately $8.0 million and $6.5 million for the years ended September 30, 2019 and 2018, respectively.

Cash and Cash Equivalents

The Company considers cash and highly liquid investments with an original maturity of three months or less to be cash and cash equivalents. Cash and cash equivalents are stated at cost, which approximates or equals fair value due to their short-term nature.

Concentrations and Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. As of September 30, 2019, cash and cash equivalents were maintained at major financial institutions in the United States, and current deposits are in excess of insured limits. The Company believes these institutions have sufficient assets and liquidity to conduct their operations in the ordinary course of business with little or no credit risk to the Company. The Company has not experienced any losses in such accounts.

Sales to certain Residential segment distributors accounted for 10% or more of the Company’s total net sales in 2019 and 2018 as follows:

	Percent of Consolidated Net Sales
	Years Ended September 30,
	2019	2018
Distributor A	19.8%	21.2%

At September 30, 2019 and 2018, no customers accounted for 10% or more of gross trade receivables.

For each year ended September 30, 2019 and 2018 approximately 17% and 14%, respectively, of the Company’s materials purchases were purchased from its largest supplier.

Allowance for Doubtful Accounts

The Company routinely assesses the financial strength of its customers and believes that its trade receivables credit risk exposure is limited. An allowance for doubtful accounts is provided for known and anticipated credit losses and disputed amounts, as determined by management in the course of regularly evaluating individual customer receivables. This evaluation takes into consideration a customer’s financial condition and credit history, as well as current economic conditions. Amounts are written-off if and when they are determined to be uncollectible. The allowance for doubtful accounts activity for the years ended September 30, 2019 and 2018, was as follows:

	As of September 30,
(In thousands)	2019	2018
Beginning balance	$1,230	$1,048
Bad debt expense	383	176
Decrease due to write-offs	(709)	(89)
Addition related to acquisitions	—	95

Ending balance	$904	$1,230

Inventories

Inventories (mainly petrochemical resin in raw materials and finished goods), are valued at the lower of cost or net realizable value and are reduced for slow-moving and obsolete inventory. Management assesses the need for, and the amount of, obsolescence write-down based on customer demand of the item, the quantity of the item on hand and the length of time the item has been in inventory. Further, management also considers net realizable value in assessing inventory balances.

Inventory costs include those costs directly attributable to products, including all manufacturing overhead but excluding costs to distribute. The inventories cost is recorded at standard cost, which approximates actual cost, on the first-in first-out basis (“FIFO”).

Vendor Rebates

Certain vendor rebates and incentives are earned by the Company only when specified levels of periodic purchases are achieved. These vendor rebates are recognized based on a systematic and rational allocation of the cash consideration offered in respect of each of the underlying transactions, provided the amounts are probable and reasonably estimable. The Company records the incentives as a reduction in the cost of inventory. The Company records such incentives during interim periods based on actual results achieved on a year-to-date basis and its expectation that purchase levels will be obtained to earn the rebate.

Customer Rebate Accrual

The Company offers rebates to customers based on total amounts purchased by each customer during each calendar year. The Company provides for the estimated cost of rebates at the time revenue is recognized based on rebate program rates and anticipated sales to each customer eligible for rebates and other available information. Management reviews and adjusts these estimates, if necessary, based on the differences between actual experience and historical estimates. The customer rebates are presented in “Net Sales” in the Consolidated Statements of Comprehensive Income (Loss) and in the Consolidated Balance Sheets as “Accrued rebates” of $22.7 million and $19.7 million as of September 30, 2019 and 2018, respectively, and $2.1 million and $2.1 million presented as contra-accounts receivable as of September 30, 2019 and 2018, respectively. The rebate accrual activity for the years ended September 30, 2019 and 2018, was as follows:

	As of September 30,
(In thousands)	2019	2018
Beginning balance	$21,914	$16,922
Purchase accounting additions	—	1,485
Rebate expense	50,847	42,400
Rebate payments	(47,903)	(38,893)

Ending balance	$24,858	$21,914

Product Warranties

The Company provides product assurance warranties of various lengths and terms to certain customers based on standard terms and conditions. The Company provides for the estimated cost of warranties at the time revenue is recognized based on management’s judgment, considering such factors as cost per claim, historical experience, anticipated rates of claims, and other available information. Management reviews and adjusts these estimates, if necessary, based on the differences between actual experience and historical estimates. See Note 9 for further discussion regarding coverage and term of the Company’s warranties as well as the warranty rollforward for the years ended September 30, 2019 and 2018.

Property, Plant and Equipment, Net

Property, plant and equipment (“PP&E”) is recorded at cost, net of accumulated depreciation. Major additions and betterments are capitalized while repair and/or maintenance expenses are charged to operations when incurred. Construction in progress is also recorded at cost and includes capitalized interest, if material.

Depreciation for financial reporting purposes is computed using the straight-line method over the following estimated useful lives of the assets:

Land improvements	10 years
Building and improvements	7-40 years
Manufacturing equipment	1-15 years
Office furniture and equipment	3-12 years
Vehicles	5 years
Computer equipment	3-7 years

Leasehold improvements are recorded at cost and depreciated over the standard life of the type of asset or the remaining life of the lease, whichever is shorter. Equipment held under capital leases is stated at the lower of the fair value of the asset or the net present value of the future minimum lease payments at the inception of the lease. For equipment held under capital leases, depreciation is computed using the straight-line method over the shorter of the estimated useful lives of the leased assets or the related lease term and is included within depreciation expense.

PP&E is evaluated for impairment at the asset group level. If a triggering event suggests that a potential impairment has occurred, recoverability of these assets is assessed by evaluating whether or not future estimated undiscounted net cash flows are less than the carrying amount of the assets. If the estimated cash flows are less than the carrying amount, the assets are written down to their fair value through an impairment loss recognized as a non-cash component of “Operating income (loss)” within the Consolidated Statements of Comprehensive Income (Loss). The Company did not record an impairment charge for the years ended September 30, 2019 or 2018.

During the year ended September 30, 2019, the Company recognized a $1.5 million loss on disposal of fixed assets, $1.2 million related to corporate assets and $0.3 million related to assets in the Residential segment. During the year ended September 30, 2018, the Residential segment recognized a $0.8 million loss on disposal of fixed assets in the ordinary course of business. These losses are classified as “Loss on disposal of property, plant and equipment” in a separate caption within the Consolidated Statements of Comprehensive Income (Loss) within “Operating income (loss)”.

Build-to-Suit Leases

The Company establishes assets and liabilities for the fair value of the building and estimated construction costs incurred under lease arrangements when it is considered the owner (for accounting purposes only), or build-to-suit leases, to the extent it is involved in the construction of structural improvements or takes on construction risk. Upon completion of construction of facilities under build-to-suit leases, the Company assesses whether these arrangements qualify for sales recognition under the sale-leaseback accounting guidance, and if so, the leased facility and financing obligation are removed from the balance sheet. If the Company does not qualify for sale-leaseback accounting, then the facility is accounted for as a financing obligation.

Deferred Financing Costs, Net

The Company has recorded deferred financing costs incurred in conjunction with its debt obligations. The Company amortizes debt issuance costs over the remaining life of the related debt using the straight-line method for the Revolving Credit Facility and the effective interest method for other debt. Deferred financing costs, net of accumulated amortization, are presented as “Deferred financing costs, net” (non-current) in the Consolidated Balance Sheets, insofar as they relate to the revolving credit facility. Deferred financing costs related to the Term Loan Agreement and the Senior Notes are recorded as a reduction of “Long-term debt” in the Consolidated Balance Sheets. See Note 8 for additional detail.

Goodwill

The Company accounts for goodwill as the excess of the purchase price over the net amount of identifiable assets acquired and liabilities assumed in a business combination measured at fair value. The Company assigns goodwill to four reporting units based on which reporting unit is expected to benefit from the business combination as of the acquisition date. Goodwill is not subject to amortization; rather, the Company tests goodwill for impairment annually during the fourth fiscal quarter ended September 30 and whenever events occur or changes in circumstances indicate that impairment may have occurred. Impairment testing is performed for each of the reporting units by first assessing qualitative factors to see if further testing of goodwill is required. If the Company concludes that it is more likely than not that a reporting unit’s fair value is less than its carrying amount based on the qualitative assessment, then a quantitative test is required. The Company may also choose to bypass the qualitative assessment and perform the quantitative test.

If the estimated fair value of a reporting unit exceeds the carrying value, the Company considers that goodwill is not impaired. If the carrying value exceeds estimated fair value, there is an impairment of goodwill and an impairment loss is recorded. The Company calculates the impairment loss by comparing the fair value of the reporting unit less the carrying amount, including goodwill. Goodwill impairment would be limited to the carrying value of the goodwill.

In performing the quantitative test, the Company measures the fair value of the reporting units to which goodwill is allocated using an income-based approach, a generally accepted valuation methodology, and relevant data available through and as of August 1, for the year ended September 30, 2019, and through and as of September 30, for the year ended September 30, 2018. Under the income approach, fair value is determined using a discounted cash flow method, projecting future cash flows of each reporting unit, as well as a terminal value, and discounting such cash flows at a rate of return that reflects the relative risk of the cash flows. The key estimates and factors used in this approach include, but are not limited to, revenue growth rates and profit margins based on internal Company forecasts, discount rates, perpetuity growth rates, future capital expenditures, and working capital requirements, among others, and a review of comparable market multiples for the industry segment as well as historical operating trends for the Company.

The Company completed the annual goodwill impairment tests as of August 1, 2019 and September 30, 2018, respectively, using a quantitative assessment approach. As a result of these respective annual assessments, the Company noted that the fair value of each reporting unit was determined to be in excess of the carrying value and as such, there were no impairment charges for the years ended September 30, 2019 or 2018. See Note 6 for additional detail.

Intangible Assets, Net

Amortizable intangible assets include proprietary knowledge, trademarks, customer relationships and other intangible assets. The Company does not have any indefinite lived intangible assets other than goodwill.

The intangible assets are being amortized on an accelerated basis using the sum of the years’ digits method over their estimated useful lives, which range from 3 to 20 years, reflecting the pattern in which the economic benefits are consumed or otherwise used up. The Company evaluates whether events or circumstances have occurred that warrant a revision to the remaining useful lives of intangible assets. In cases where a revision is deemed appropriate, the remaining carrying amounts of the intangible assets are amortized over the revised remaining useful lives.

The Company evaluates amortizable intangible assets for potential impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be fully recoverable.

If a triggering event suggests that a potential impairment has occurred, recoverability of these assets is assessed by evaluating the probability that future estimated undiscounted net cash flows will be less than the carrying amount of the long-lived assets. If the estimated cash flows are less than the carrying amount of the long-lived assets, the assets are written down to their fair value through an impairment loss recognized as a non-cash component of “Operating income (loss)”. The Company did not record an impairment charge for the years ended September 30, 2019 or 2018. See Note 6 for additional detail on intangible assets.

Share-Based Compensation

Share-based compensation cost is determined based on the number of units awarded and the grant date fair value of the awards. The cost of time vested awards is recognized as expense on a straight-line basis over the employee’s requisite service period, which coincides with the vesting period of the award. For performance-based awards, if and when the achievement of the predetermined performance criteria become probable, expense will be recognized. Stock-based compensation expense is included in “Selling, general and administrative expenses” in the accompanying Consolidated Statements of Comprehensive Income (Loss). The Company accounts for forfeitures as they occur. See Note 11 for additional detail regarding share-based compensation.

Estimated Fair Value of Financial Instruments

The carrying amounts for the Company’s financial instruments classified as current assets and liabilities, including cash and cash equivalents, trade accounts receivable and accrued expenses and accounts payable, approximate fair value due to their short maturities.

Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1—Quoted prices in active markets for identical assets or liabilities.

Level 2—Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3—Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

See Note 10 for information pertaining to fair value of debt and other financial instruments.

Income Taxes

Income taxes are provided on income reported for financial statement purposes, adjusted for permanent differences between financial statement reporting and income tax regulations. A valuation allowance is established whenever management believes that it is more likely than not that deferred tax assets may not be realizable. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which the deferred tax assets or liabilities are expected to be realized or settled.

The realization of the net deferred tax assets is primarily dependent on estimated future taxable income. A change in the Company’s estimate of future taxable income may require an increase or decrease in the valuation allowance.

A liability for uncertain tax positions is recorded whenever management believes it is not more-likely-than-not the position will be sustained on examination based solely on its technical merits. Interest and penalties related to underpayment of income taxes are classified as income tax expense. It is inherently difficult and subjective to estimate such amounts, as the Company has to determine the probability of various possible outcomes. The Company reevaluates these uncertain tax positions on a quarterly basis. This evaluation is based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, effectively settled issues under audit, voluntary settlements and new audit activity. Such a change in recognition or measurement would result in the recognition of a tax benefit or an additional charge to the tax provision.

On December 22, 2017, the President of the United States signed and enacted comprehensive tax legislation into law in the form of H.R. 1, commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). Except for certain provisions, the Tax Act is effective for tax years beginning on or after January 1, 2018. As a fiscal year U.S. taxpayer, the majority of the provisions applied to the Company’s fiscal 2019, such as new limitations on certain business deductions, including the limitation on the Company’s interest expense deduction. For fiscal 2018 and effective in the three months ended December 31, 2017, the most significant impact included: lowering of the U.S. federal corporate income tax rate and remeasuring the Company’s deferred tax assets and liabilities. The phase in of the lower federal income tax rate resulted in a blended rate of 24.5% for fiscal 2018, as compared to the previous rate of 35%. The federal income tax rate was reduced to 21% in subsequent fiscal years. Because the Company has net operating loss carry-forwards and was not expected to owe federal tax in its fiscal year 2018 tax return, the remeasurement of deferred taxes recognized for the period was calculated using the future federal tax rate of 21%. During the year ended September 30, 2018, the Company recorded a $22.5 million net income tax benefit for the remeasurement of its deferred tax assets and liabilities. The Company’s effective tax rate was significantly impacted by the recognition of this remeasurement. See Note 13 for further information regarding the impact of this legislation.

Recently Adopted Accounting Pronouncements

The Company qualifies as an emerging growth company (“EGC”) and as such, has elected not to opt out of the extended transition period for complying with new or revised accounting pronouncements. During the extended transition period, the Company is not subject to new or revised accounting standards applicable to public companies. The accounting pronouncements pending adoption below reflect effective dates for the Company as an EGC with the extended transition period.

On October 1, 2017, the Company adopted ASU No. 2015-11, Inventory—Simplifying the Measurement of Inventory. The update requires that inventory be measured at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The adoption of this amendment did not have a material impact on the Consolidated Financial Statements.

On October 1, 2017, the Company adopted ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The update clarifies the classification of certain cash receipts and payments in the statement of cash flows. Application of the new guidance required reclassification of certain cash flows within operating activities to investing and financing activities on the consolidated statement of cash flows. The adoption of this standard did not have a material impact on the Consolidated Financial Statements.

On October 1, 2018, the Company early adopted ASU No. 2014-09, Revenue from Contracts with Customers, which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers. The update will supersede most current revenue recognition guidance. Under the new standard, entities are required to identify the contract with a customer; identify the separate performance obligations in the contract; determine the transaction price; allocate the transaction price to the separate performance obligations in the contract; and recognize the appropriate amount of revenue when (or as) the entity satisfies each performance obligation. The adoption of this standard did not have a material impact on the Company’s Consolidated Financial Statements.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), and issued subsequent amendments to the initial guidance in January 2018 within ASU No. 2018-01, in July 2018 within ASU Nos. 2018-10 and 2018-11, in December 2018 within ASU No. 2018-20, and in March 2019 within ASU No. 2019-01 (collectively, the standard). In November 2019, the FASB issued ASU No. 2019-10, Financial Instruments—Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842), deferring the adoption date for private entities by an additional year. Therefore, the standard is effective for private entities for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021. Early application continues to be allowed. The standard requires lessees to present right-of-use assets and lease liabilities on the balance sheet. For public entities, the updated standard is effective for fiscal years beginning after December 15, 2018. The standard is effective for the Company as an EGC for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021, with early adoption permitted. Assuming the Company remains an EGC, it intends to adopt the updated standard during its fiscal year beginning October 1, 2020 and for interim periods within that fiscal year. ASU No. 2018-11 provides the option to initially apply ASU No. 2016-02 at the adoption date with a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption, instead of applying the new guidance retrospectively for each prior reporting period presented. The Company anticipates adopting the standard using the option provided by ASU 2018-11 and is evaluating the impact of the adoption of these ASU’s on its Consolidated Financial Statements.

In June 2016, the FASB issued ASU No. 2016-13- Financial Instruments—Credit Losses (Topic 326). This ASU sets forth an expected credit loss model which requires the measurement of expected credit losses for financial instruments based on historical experience, current conditions and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost, and certain off-balance sheet credit exposures. For public entities, the updated standard is effective for fiscal years beginning after December 15, 2019, including interim periods within that fiscal year. This ASU is effective for the Company as an EGC for the fiscal year ending September 30, 2022 and interim reporting periods beginning October 1, 2022. Early adoption is permitted. Assuming the Company remains an EGC, it intends to adopt the updated standard during its fiscal year ending September 30, 2022 and for interim periods within fiscal year beginning October 1, 2022. Adoption will require a modified retrospective transition. The Company is currently evaluating the impact of this ASU on the Consolidated Financial Statements.

In May 2019, the FASB issued ASU No. 2019-05, Financial Instruments—Credit Losses (Topic 326), which provided certain improvements to ASU No. 2016-13. The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments—Credit Losses—Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments—Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of Topic 326. The fair value option election does not apply to held-to-maturity debt securities. An entity that elects the fair value option should subsequently apply the guidance in Subtopics 820-10, Fair Value Measurement—Overall, and 825-10. For entities that have adopted the amendments in ASU No. 2016-13, the amendments in ASU No. 2019-05 are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted in any interim period after the issuance of ASU No. 2019-05 as long as an entity has adopted the amendments in ASU No. 2016-13. The amendments in ASU No. 2019-05 should be applied on a modified-retrospective basis by means of a cumulative-effect adjustment to the opening balance of retained earnings balance in the statement of financial position as of the date that an entity adopted the amendments in ASU No. 2016-13. For the Company, the standard is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years beginning after December 15, 2021. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years.

In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfer of Assets Other Than Inventory. The standard amends several aspects of the tax accounting and recognition timing for intra-company transfers. For public entities, the updated standard is effective for fiscal years beginning after December 15, 2017, including interim periods within that fiscal year. For the Company, as an EGC, the amendments are effective for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual periods beginning after December 15, 2019. Early adoption is permitted for all entities as of the beginning of an annual reporting period for which financial statements (interim or annual) have not been issued. Assuming the Company remains an EGC, it intends to adopt the updated standard during its fiscal year beginning October 1, 2019 and for interim periods within fiscal year beginning October 1, 2020. The Company is currently in the process of evaluating the amendment and the impact it will have on the Consolidated Financial Statements.

In August 2018, the FASB issued ASU No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement,which amends Topic 820, Fair Value Measurement. ASU 2018-13 modifies the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. For all entities, this standard is effective for annual reporting periods beginning after December 15, 2019, and interim periods within those fiscal years. The Company intends to adopt the updated standard during its fiscal year beginning October 1, 2020 and for interim periods within fiscal year beginning in that fiscal year. The removed and modified disclosures will be adopted on a retrospective basis and the new disclosures will be adopted on a prospective basis. The Company is currently evaluating the impact this adoption will have on its Consolidated Financial Statements.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract. This ASU aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. For public entities, the updated standard is effective for fiscal years beginning after December 15, 2019, including interim periods within that fiscal year. The amendments in this ASU are effective for the Company, as an EGC, for annual periods beginning after December 15, 2020 and interim periods within annual periods beginning after December 15, 2021. The standard can be adopted either retrospectively or prospectively to all implementation costs incurred after the date of adoption. Early adoption is permitted. Assuming the Company remains an EGC, it intends to adopt the updated standard during its fiscal year beginning October 1, 2021 and for interim periods within fiscal year beginning October 1, 2022. The Company is currently evaluating the impact this adoption will have on its Consolidated Financial Statements.